SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) January 19, 2005
                                                         -----------------


                          LYNCH INTERACTIVE CORPORATION
                          -----------------------------

             (Exact Name of Registrant as Specified in its Charter)



         Delaware                   1-15097                    06-1458056
 -------------------------------------------------------------------------------
    (State or other            (Commission File               (IRS Employer
     Jurisdiction of                Number)                  Identification)
     Incorporation)




                  401 Theodore Fremd Avenue Rye, New York 10580
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



        Registrant's Telephone Number, Including Area Code: 914-921-8821
                                                            -------------

ITEM 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           ---------------------------------------------------------------------
           Appointment of Principal Officers.
           ----------------------------------


Attached as Exhibit 99.1 is a copy of the press release announcing the election of Lawrence R. Moats to the Board of Directors of Lynch Interactive Corporation on and as of January 13, 2005. Mr. Moats will serve on the Audit Committee.

                                    SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LYNCH INTERACTIVE CORPORATION


                                         /s/Robert E. Dolan
                                         ------------------
                                         Robert E. Dolan
                                         Chief Financial Officer




Date: January 19, 2005

                                  EXHIBIT INDEX

Exhibit 99.1--Press Release of Lynch Interactive Corporation,  dated January 19,
              2005.